REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview March 2021 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the interpretation and implications of the results of the topline, interim day-90 Phase 2a data and the FX-322-111 data, the timing and results of top-line data from the completed Phase 2a study as well as the Phase 1b studies in age-related hearing loss and severe SNHL, the design and timing of future studies of and clinical development path for FX-322, the results and implications of the Phase 1/2 durability of response data, the timing of end of phase 2 meetings with the FDA and future pivotal studies, the ability of our technology platform to provide patient benefit, the impact of COVID-19 on the Company’s on-going and planned clinical trials and business, future milestone and royalty payments under the license and collaboration agreement with Astellas Pharma Inc. (“Astellas”), the sufficiency of the Company’s cash, cash equivalents and short-term investments, estimates of the size of the hearing loss population and population at risk for hearing loss, estimates of the commercial opportunity of FX-322 and the impact on existing treatment paradigms, the timing of the remyelination program, and the potential application of the PCA platform to other diseases. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities, the relocation of the Company’s offices and laboratory facilities, the Company’s business and financial markets; Frequency Therapeutics (the “Company”) has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth. These and other important factors discussed under the caption “Risk factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 16, 2020 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. Forward-Looking Statements and Other Disclaimers c Frequency Therapeutics, Inc.

c Frequency Therapeutics, Inc. 2021 – A Year of Data and Growth MOMENTUM CLARITY LEADERSHIP Working to advance the first restorative medicine for patients with sensorineural hearing loss Published clinical data in peer-reviewed journal show hearing improvements Charting clinical and regulatory path forward Two single-dose studies of FX-322 now show statistically significant and clinically meaningful improvements in speech intelligibility Additional probing studies aim to explore potential of FX-322 in older and severe populations Learnings from interim Phase 2a study read-out informs future studies; Company plans to advance single-dose administration Data from Phase 1b (111) study supportive of data seen in FX-322 Phase 1/2 study Continued Astellas Partnership for ex-US development, commercialization

Frequency Therapeutics: Pioneering a New Mode of Medicine c Frequency Therapeutics, Inc. Clinical-stage company that uses small molecules to activate progenitor cells within the body Two, independent clinical studies, show first-ever evidence of a hearing signal and hearing restoration; potential to treat tens of millions of patients Transformative approach to regenerative medicine potentially for a broad range of degenerative diseases, including pre-clinical multiple sclerosis program Clinical-stage company that uses small molecules to activate progenitor cells within the body to restore damaged cells and tissue

Hearing loss: the 4th largest cause of disability globally c Frequency Therapeutics, Inc. Since 2014 Frequency has been developing a powerful new therapeutic approach to address a condition for which there has been limited innovation in decades. Frequency Therapeutics: A Vision Built on Regeneration Source: Wilson, et al. Lancet. (2017)

Large Hearing Loss Market: No Restorative Treatments



Only 20% market penetration for Hearing Aids



~$10 Billion

US hearing aid market annual sales



~41 Million

SNHL patients in US



$980 Billion

Lost annually due to untreated hearing loss globally*

*Source: World Health Organization

ⓒ Frequency Therapeutics, Inc.

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I’M NOTICING AND UNDERSTANDING WHAT YOU’RE SAYING. Intelligibility - The Major Unmet Clinical Need

High Frequencies are Critical for Intelligibility For someone with high-frequency hearing loss, words may be indistinguishable – impacting their ability to understand and communicate.

c Frequency Therapeutics, Inc. of the words in English rely on the use of High Frequency Consonants Of the words in Mandarin Of the words in Spanish 40% 42% 55%

July, 2020 “Hearing loss is the largest potentially modifiable risk factor for developing dementia” Hearing Loss May Have a Significant Impact on Overall Health DEMENTIA DEPRESSION Increased risks with untreated hearing loss 50% 41% JAMA Nov 8, 2018 Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal Administrative Claims Study.

“Analysis of hair cells, auditory nerve fibers and strial tissues … shows that the degree of hearing loss is well predicted from the amount of hair cell loss.” - Journal of Neuroscience, July 2020 Sensory Hair Cells Progenitor Cells Missing Sensory Hair Cells The Problem: Missing Sensory Hair Cells in the Cochlea

Solution: A Therapy to Address the Underlying Pathology Activating progenitor cells to regenerate sensory hair cells in the cochlea

c Frequency Therapeutics, Inc. Solution: Directly Targeting Regenerating Sensory Hairs in the Cochlea FX-322 is administered via a standard intratympanic injection, a common procedure ENTs perform routinely The injection concentrates FX-322 in the cochlear region that detects extended high-frequency sounds, critical for speech intelligibility

c Frequency Therapeutics, Inc. Increasing Focus on Higher-Level Hearing Benefit Intelligibility (Clarity) measured with word recognition and words-in-noise tests Word Recognition Test List of 50 monosyllabic words Single words played in quiet Words-in-Noise Test Background noise from multiple voices Played at different signal-to-noise ratios Audibility (Loudness) measured with pure tone test (Standard, Validated Tests)

DOI: 10.1097/MAO.0000000000003120 c Frequency Therapeutics, Inc. FX-322 Clinical Data Published in Leading Journal FX-322 Phase 1/2 and drug delivery studies Improved Speech Intelligibility in Subjects with Stable Sensorineural Hearing Loss Following Intratympanic Dosing of FX-322 in a Phase 1b Study (W.J. McLean, et. al.) Peer-reviewed Pre-eminent journal in the field Editor: Larry Lustig, M.D. Chair, Department of Otolaryngology - Head & Neck Surgery at Columbia University

Phase 2a Interim (Day-90) Study Confirms Dosing Regimen Top-line findings: FX-322 continues to have a favorable safety profile No treatment related SAEs reported Comparable AEs in placebo and FX-322 groups Treatment regimen using four weekly injections is unfavorable Creates an environment within the ear diminishing ability to effectively demonstrate hearing signal Study design leads to hearing increases in placebo group that exceed our other studies and published standards Requiring subjects to have a word recognition deficit suppressed scores at baseline (pre-treatment) No discernible hearing improvement over placebo observed Incidence higher across all groups than in single dose studies Company plans to advance single injection regimen moving forward Developing plans to mitigate bias in future studies

Two Independent Studies (FX-322-201, FX-322-111) Show Hearing Improvements with Single Dose FX-322-111 Study Overview Phase 1b safety study (FX-322-111) to evaluate impact of injections conditions on tolerability FX-322 injected in one ear – other ear acted as control Open-label, multi-center, randomized study Mild to severe subjects FX-322-111 Study Results Hearing function tested 90 days post dosing 34% of subjects achieved 10% or greater absolute improvement in WR in treated ear Favorable safety profile Supportive of data from published/peer-reviewed Phase 1/2 study

c Frequency Therapeutics, Inc. Building on Existing Treatment Paradigms Without Therapeutics (Current State) With Therapeutics (Future State) ENT Audiologist Patient Journey ENT treatment role in diagnosis, cochlear implant or bone- anchored hearing aid Audiologist Diagnosis Treatment Monitoring ENT Increased patient flow to AUD for diagnosis Hearing aid still dispensed by AUD Need for on-going monitoring by AUD Diagnosis, therapeutic administered by ENT Empowers ENT’s with a therapeutic intervention Anticipate Audiologists will see increased patient flow

c Frequency Therapeutics, Inc. Understanding the Broader potential of FX-322 Phase 1b Study evaluating ages 18- 65 with severe hearing loss Phase 1b Study evaluating ages 66-85 with mild to moderately severe age- related hearing loss Phase 2a Study evaluating ages 18 – 65 with noise induced and sudden mild to moderately severe SNHL 5M severe 16M mild to moderate, age 65+ 20M mild to moderate, age 18-65 Source: NCHS Survey Data 2016-18; NCHS 2017; NCHS 2016; Each SNHL Type Being Studied in FX-322 clinical program represents a significant patient population

c Frequency Therapeutics, Inc. Program Momentum and Expansion Sensorineural Hearing Loss (SNHL) Remyelination in Multiple Sclerosis Day-90 data analysis shared March 2021, end of study read out in late Q2 2021 Study fully enrolled with 30 subjects, read out planned for Q2 2021 Study commenced in Q4 2020, read out planned for Q3 2021 DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 FX-322 Phase 2a – 202 Study* Study of noise induced and sudden SNHL patients with mild to moderately severe acquired SNHL, ages 18 – 65 FX-322 Phase 1b – 112 Study Study of mild to moderately severe age-related hearing loss patients, ages 66 - 85 FX-322 Phase 1b – 113 Study Study of patients with severe SNHL, ages 18 – 65 FX-322 Phase 1b – 111 Study* Open-label safety study focused on administration conditions for FX-322. Subjects had mild to severe SNHL, ages 18 – 65 Study enrolled with 33 subjects, completed March 2020 * Studies had interim read outs, March 2020

c Frequency Therapeutics, Inc. Regenerative Approach with Broad Potential Brain Eye Skin Bone Cartilage Muscle Intestine Lung Ear Potential to address a range of degenerative diseases Progenitor cells are stem cells that are pre-programmed to perform a specific activity

Remyelination is the major unmet need in MS Little room to improve current immunomodulators Patients still decline due to lack of myelination Target population for remyelination represents 50% of MS patients Approach Single agents have demonstrated signal in early Phase 2 MS studies Frequency has secured rights across multiple key classes of molecules Building on Frequency expertise in synergistic combinations of small molecules Remyelination Program for Multiple Sclerosis c Frequency Therapeutics, Inc.

c Frequency Therapeutics, Inc. Summary and Financial Profile Well capitalized for advancement of pivotal trials. Runway into 2023 Ex-US Partnership with Strong Potential Milestones and Royalties $220.3 Million in Cash and Cash Equivalents* *As of Dec. 31, 2020. Excludes restricted cash Addressing Broadest Potential SNHL Market FX-322 Near-Term Data Readouts Platform Potential Continued clinical validation and development progress towards pivotal studies Studies across all major SNHL types Addressable market of >40 million people in the US PCA platform with potential to treat patients across numerous degenerative diseases

REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview March 2021

c Frequency Therapeutics, Inc. APPENDIX

c Frequency Therapeutics, Inc. Broad Potential of Progenitor Cell Activation Approach

c Frequency Therapeutics, Inc. Origin of Frequency Therapeutics Tissue-Specific, Pre-programmed Stem Cells Decoding Intestinal Regeneration Langer and Karp publish small molecules activate intestinal progenitors Enabling Cochlear Regeneration Same cues reactivate normally inactive progenitors in the cochlea Frequency Therapeutics Small molecule therapeutics show clinical proof of concept Niche-independent high-purity cultures of Lgr5+ intestinal stem cells and their progeny Clonal Expansion of Lgr5-Positive Cells from Mammalian Cochlea and High-Purity Generation of Sensory Hair Cells

c Frequency Therapeutics, Inc. Frequency Progenitor Cell Activation (PCA) Approach Inactive Progenitor ACTIVATED Progenitor Asymmetric division using native programs + Functional Target Cell Inactive Progenitor Cell Combinations of small molecules designed to activate progenitor cells

c Frequency Therapeutics, Inc. Uniqueness of Our PCA approach Previous Approaches Frequency’s PCA Approach Progenitor Cell Progenitor Cell Hair Cell Hair Cell Pluripotent Multipotent Bipotent Fully Differentiated Yamanaka 4 Factors Transdifferentiation Partial Reprogramming

Harnessing Innate Biology Progenitors already located within target tissue Frequency: Developing a Platform Approach that Reduces the Complexity of Regenerative Medicine c Frequency Therapeutics, Inc. No Change to Genome Activating native programs, reducing safety concerns Ease of Manufacturing Use of small molecules: no need to remove or grow cells ex vivo

c Frequency Therapeutics, Inc. Progenitors in Place to Replace Hair Cell Loss Human Cochlea Cross-section Audiogram Despite Hair Cell Loss, Progenitor Cells Remain 47 Year Old Male with Occupational Noise Deafness

c Frequency Therapeutics, Inc. Profound Synergy Between Pathways to Regenerate Cells Cochlear Progenitor Proliferation (Lgr5-GFP) Culture Media Wnt Activation HDAC Inhibition Wnt Activation + HDAC inhibition PROFOUND SYNERGY HDAC = Histone deacetylase

c Frequency Therapeutics, Inc. Strong FX-322 Pre-Clinical Validation In vitro Adult human inner ear tissue In vivo Adult deafened mice Therapeutic drug levels Created new hair cells Restored hair cells and hearing across all frequencies Achieved active levels in the cochlea in multiple species Test Outcome

c Frequency Therapeutics, Inc. FX-322 Program Advances and Global Opportunity

FREQUENCY THERAPEUTICS

FX-322: Robust Clinical Phase 1/2 Design

Study Overview

- Assess safety in patients with sensorineural hearing loss
- Stable patients
- Evaluated hearing by word testing and pure tones

Screening NIHL/SSNHL
Mild to Moderately Severe

FX-322	Placebo
N = 15	N = 8

Day 1 | Dose

Follow-up Visits
Days 15, 30, 60, 90

Single Injection
15 drug,
8 placebo

No Injection
All 23 patients



Injection only in one ear creating an additional control

© Frequency Therapeutics, Inc.

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FREQUENCY THERAPEUTICS

FX-322: Successful Phase 1/2 Study Completed

Exploratory Endpoints - Evaluating Hearing Signal

Mild SNHL patients (9 treated w/FX-322; 5 placebo)

- Baseline WR typically 45+ word out of 50 (ceiling effect)

Moderate SNHL patients (6 treated w/FX-322; 3 Placebo)

- Could be assessed for hearing improvement



Screening NIHL/SSNHL
Mild to Moderately Severe
FX-322
N = 15
Placebo
N = 8
Day 1 | Dose
Follow-up Visits
Days 15, 30, 60, 90

Key Findings

- Favorable safety profile
- No change in placebo patients
- No change in untreated ears

ⓒ Frequency Therapeutics, Inc.

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Recap: Completed FX-322 Phase 1/2 Safety Study

Study Design

Single Injection
15 drug,
8 placebo

No Injection
All 23 patients



Injection only in one ear creating an additional control

- Safety study
- Patients with mild to moderate SNHL; permanent NIHL/SSNHL for at least 6 months
- Majority of patients did not have measurable impairment in WR

Key Findings

- FX-322 shown to have a favorable safety profile – no serious AEs



Absolute Word Recognition Scores
50
40
30
20
10
0

- Clinically meaningful improvement in word recognition scores in patients with measurable word recognition deficits



% Change from Baseline in Word Recognition Scores
p = 0.010
Day 15
Day 30
Day 60
Day 90

- Statistically significant improvement in word recognition scores (words in quiet/sound clarity)



% Change from Baseline in Words-in-Noise Scores
p = 0.211
Day 15
Day 30
Day 60
Day 90

- Improvement trend in words-in-noise (statistically significant WIN improvement shown in SNR)

FX-322 --- Placebo

c Frequency Therapeutics, Inc. 34* 16* 39* 47* 38 12 Absolute Word Recognition Scores First Drug Candidate to Show Clinically Meaningful Improvements in Word Recognition 14 7 20 26 29 8 Clarity of Sound Used word tests in a quiet background Baseline - Correct words out of 50 Test/retest variability is one standard deviation, which for a 50-word list is ~ 3 words *Statistically significant and clinically meaningful improvements in word recognition Day 90 - Correct words out of 50

c Frequency Therapeutics, Inc. Sustained Improvements in Sound Clarity Statistically Significant Improvement in Sound Clarity (words in quiet) Clear Improvement Trend in Words-in-Noise Improvement p = 0.010 p = 0.211 FX-322 Placebo % change from baseline % change from baseline

c Frequency Therapeutics, Inc. FX-322 Patients Show Sustained Hearing Improvements 13-21 Months After Initial Dosing 50W 50W *25W 50W 50W 50W 50W 50W 50W 50W 50W 50W 50W 50W *25W Month 16** Month 21** Month 19** Month 13** Month 21** 14 34 30 7 16 12 20 39 35 26 47 38 29 38 22 Baseline - Correct words out of 50 Day 90 - Correct words out of 50 1-2 Years - Correct words out of 50 *25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words 50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing **Since FX-322 dosing Three patients who had durable improvements in intelligibility also had pure tone audiometry improvements of 10 – 15 dB at the highest frequency tested (8k Hz) Key Findings Preliminary evidence indicating a durable benefit of hearing clarity

c Frequency Therapeutics, Inc. Clinical Data Confirms FX-322 Delivery to Cochlea Exploratory study to see if cochlear drug levels can be directly measured in patients undergoing cochlear implant surgery following FX-322 injection Key Findings: Measurement of cochlear fluid confirmed successful drug delivery to cochlea in all samples analyzed Drug levels predicted to result in therapeutic activity Taken together with the Phase 1/2 study, we believe this is the first known clinical evidence of a pharmacokinetic / pharmacodynamic effect of a potential hearing restoration therapeutic

c Frequency Therapeutics, Inc. Screening NIHL/SSNHL Mild to Moderately Severe FX-322 Study - Phase 2a Design, Single and Multiple Doses Randomize 1:1:1:1 FX-322 1X N = 24 FX-322 2X N = 24 FX-322 4X N = 24 Placebo 4X N = 24 Weekly Dosing Follow-up Visits Days 15, 30, 60, 90, 120, 150, 180, 210 Double-blind, placebo-controlled, multi-center, adults ages 18-65 All subjects have meaningful word recognition deficits Efficacy and exploratory endpoints Word recognition Words-in-noise Pure tone audiometry (0.25-16kHz) Tinnitus questionnaire QoL questionnaires Study Enrollment Completed Sept. 2020

Astellas Collaboration: Ex-US Development and Commercialization of FX-322 c Frequency Therapeutics, Inc. Development and commercialization collaboration for FX-322, including lifecycle improvements Astellas has ex-US rights; Frequency retains US rights to FX-322 Payments of up to $625mm which included $80mm upfront Development milestone payments to Frequency of $65.0 million and $25.0 million upon the first dosing of a patient in a Phase 2b clinical trial for SNHL in Europe and Asia, respectively $100.0 million and $40.0 million upon the first dosing of a patient in a Phase 3 clinical trial for SNHL in Europe and Asia, respectively Development & commercialization: Astellas responsible for execution and costs of ex-US clinical development and commercialization Strategic commitment to invest in ENT as a therapeutic area Research focus in regenerative medicine Global footprint in major markets and distributorship model in Africa/ME and LATAM

c Frequency Therapeutics, Inc. LEADERSHIP

c Frequency Therapeutics, Inc. Proven Leadership Team David Lucchino President, CEO & Co-Founder Former CEO of Entrega Bio (PureTech). Co-founder/CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow. Chris Loose, Ph.D. Chief Scientific Officer & Co-Founder Co-founder/CTO of Semprus BioSciences through FDA/CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty. Carl Lebel, Ph.D. Chief Development Officer Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology. Dana Hilt, M.D. Chief Medical Officer Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma. William Chin, M.D. EVP, Clinical & Translational Science SVP, Discovery Research and Clinical Investigation at Eli Lilly, EVP at PhRMA, Executive Dean for Research at Harvard Medical School. Will McLean, Ph.D. VP, Biology & Regen. Med, Co-Founder 15 years experience in inner ear biology. Discovered specific stem cells that make hair cells and neurons. Harvard-MIT Health Sciences and Technology Program. Peter Pfreundschuh Chief Financial Officer CFO of numerous public life sciences companies including UroGen and Sucampo, as well as business development and finance leadership positions at Astra Zeneca and J&J. Wendy Arnold Chief People Officer HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals

c Frequency Therapeutics, Inc. Hearing Clinical Advisory Board Dan Lee, M.D. Director, Pediatric Otology and Neurotology, Mass Eye and Ear Rene Gifford, Ph.D. Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University Steve Rauch, M.D. Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center Ruth Litovsky, Ph.D. Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin Chris Runge, Ph.D. Chief of the Division of Communication Sciences, Medical College of Wisconsin David Friedland, M.D., Ph.D. Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin Julie Arenberg, MS, Ph.D. Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear Joni Doherty, MD, Ph.D. Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC.

c Frequency Therapeutics, Inc. Scientific Advisory Board Jeff Karp, Ph.D. Associate Professor at Brigham and Women’s Hospital, Harvard Medical School Robert Langer, SC.D. David H. Koch Institute Professor at the Massachusetts Institute of Technology Robin Franklin, Ph.D. Professor of Stem Cell Medicine, Wellcome Trust-MRC Cambridge Stem Cell Institute Sheng Ding, Ph.D. Senior Investigator, Gladstone Institute of Cardiovascular Disease Sean J. Morrison, Ph.D. Director of the Children's Medical Center Research Institute, UT Southwestern Siddhartha Mukherjee, M.D., D.Phil. Assistant Professor of Medicine, Columbia University Medical Center Amy Wagers, Ph.D. Forst Family Professor of Stem Cell and Regenerative Biology, Harvard University

REIMAGINING THE TREATMENT OF HEARING LOSS Corporate Overview March 2021